EXHIBIT 99.1

cb10px                                                                  15:42:45
PPY: 0.000 CPR             J.P. Morgan Securities Inc.                11/15/2004

                                  Deal: cb10px
                 Price/Yield Table: Tranche 10, Class AJ < s+31 >

--------------------------------------------------------------------------------------------------------------------------------
  Pricing Speed:           Run                Settles             Rules from         Collateral         Term              Coupon
--------------------------------------------------------------------------------------------------------------------------------
    0.000 CPR          at Issuance          11/23/2004              Script                              336               5.6431
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
    Class AJ             Original Par                 Type               Coupon                Price
--------------------------------------------------------------------------------------------------------------------------------
   Tranche 10            $117,739,000                 SEQ             4.9510 (FIXED)         100.4925
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             Prepayment Rate                              0 CPR
                Default Rate                              0 CDR
      Price in 4/32nds Steps                              +0 BP
--------------------------------------------------------------------------------
                       99-00                               5.11
                       99-04                               5.10
                       99-08                               5.08
                       99-12                               5.06
                       99-16                               5.05

                       99-20                               5.03
                       99-24                               5.02
                       99-28                               5.00
                      100-00                               4.98
                      100-04                               4.97

                      100-08                               4.95
                      100-12                               4.93
                      100-16(P)                            4.92
                      100-20                               4.90
                      100-24                               4.89

                      100-28                               4.87
                      101-00                               4.85
                      101-04                               4.84
                      101-08                               4.82
                      101-12                               4.81

                      101-16                               4.79
                      101-20                               4.77
                      101-24                               4.76
                      101-28                               4.74
                      102-00                               4.73
            -------------------------------------------
               Average Life:                               9.97
               Mod Duration:                               7.70
               Exp. 1st Pay:                         11/12/2014
              Exp. Maturity:                         11/12/2014
              AL TSY Spread:                               0.73

--------------------------------------------------------------------------------
                                 Treasury Curve
--------------------------------------------------------------------------------

 TSY         Yield                                           TSY         Yield
 ---         -----                                           ---         -----

1 YR         2.800
2 YR         2.847                                           7 YR        0.000
3 YR         3.096

5 YR         3.524                                          10 YR        4.192
--------------------------------------------------------------------------------
cb10px                                                                  15:41:43
PPY: 0.000 CPR             J.P. Morgan Securities Inc.                11/15/2004

                                  Deal: cb10px
                  Price/Yield Table: Tranche 6, Class A6 < s+27 >


------------------------------------------------------------------------------------------------------------------------------
      Pricing Speed:             Run               Settles          Rules from         Collateral          Term         Coupon
------------------------------------------------------------------------------------------------------------------------------
        0.000 CPR            at Issuance          11/23/2004          Script                                336         5.6431
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A6           Original Par        Type            Coupon            Price
-------------------------------------------------------------------------------
Tranche 6          $384,868,000         SEQ         4.8990 (FIXED)     100.4959
-------------------------------------------------------------------------------



--------------------------------------------------------------------------------
             Prepayment Rate                           0 CPR
                Default Rate                           0 CDR
      Price in 4/32nds Steps                           +0 BP
--------------------------------------------------------------------------------
                       99-00                            5.06
                       99-04                            5.04
                       99-08                            5.03
                       99-12                            5.01
                       99-16                            5.00

                       99-20                            4.98
                       99-24                            4.96
                       99-28                            4.95
                      100-00                            4.93
                      100-04                            4.91

                      100-08                            4.90
                      100-12                            4.88
                      100-16(P)                         4.86
                      100-20                            4.85
                      100-24                            4.83

                      100-28                            4.82
                      101-00                            4.80
                      101-04                            4.78
                      101-08                            4.77
                      101-12                            4.75

                      101-16                            4.74
                      101-20                            4.72
                      101-24                            4.70
                      101-28                            4.69
                      102-00                            4.67
        ------------------------------------------
               Average Life:                            9.83
               Mod Duration:                            7.63
               Exp. 1st Pay:                       7/12/2014
              Exp. Maturity:                      11/12/2014
              AL TSY Spread:                            0.70

--------------------------------------------------------------------------------
                                 Treasury Curve
--------------------------------------------------------------------------------

TSY         Yield                                              TSY         Yield
---         -----                                              ---         -----

1 YR        2.800
2 YR        2.847                                             7 YR         0.000
3 YR        3.096

5 YR        3.524                                            10 YR         4.192

--------------------------------------------------------------------------------